SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
November 19, 2003

Nortel Networks Limited

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	000-30758 (Commission File Number)	62-12-62580 (IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada (address of principal executive offices)		L6T 5P6 (Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Items 9 & 12.     Regulation FD Disclosure and Results of Operations and Financial Condition

On November 19, 2003, Nortel Networks Corporation issued a press release concerning its financial results for the third quarter of 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of Items 9 and 12.

Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

The information in this Current Report on Form 8-K, including this exhibit, is furnished pursuant to Items 9 and 12 of Form 8-K in accordance with SEC Release No. 33-8216, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Nortel Networks Limited under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED

	By:	/s/ Douglas C. Beatty Douglas C. Beatty Chief Financial Officer

	By:	/s/ Blair F. Morrison Blair F. Morrison Assistant Secretary

Dated: November 19, 2003

Index to Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by Nortel Networks Corporation on November 19, 2003, furnished solely for purposes of incorporation by reference into Items 9 and 12.